Exhibit 10.62
THE HUNTINGTON NATIONAL BANK
Second Amended and Restated Promissory Note
(B-3 Note)

$24,881,090.30	March 31, 2008 (the “Effective Date”)
RECITALS
     WHEREAS, each of the borrowers set forth on Schedule 1 attached to the Forbearance Agreement (as defined below) (individually a “Borrower” and collectively, “Borrowers”) has executed and delivered that certain Tribeca Forbearance Agreement and Amendment to Credit Agreements, dated as of December 28, 2007, by and among Tribeca Lending Corp. (“TLC”), Borrowers, Franklin Credit Management Corporation, in its capacity as set forth in the Forbearance Agreement (“FCMC”), and The Huntington National Bank, successor by merger to Sky Bank (“Bank”), (as amended, restated, modified, or otherwise supplemented from time to time, herein the “Forbearance Agreement”), and Borrowers and Bank desire to amend and restate that certain Amended and Restated Promissory Note (B-3 Note), dated December 28, 2007, in the original principal sum of $22,783,296.75 (the “Existing Note”);
     WHEREAS, Borrowers and Bank intend that (i) this Second Amended and Restated Promissory Note (B-3 Note) (this “Note”) will not constitute a novation, (ii) this Note will amend and restate the indebtedness, obligations and liabilities under the Existing Note, and (iii) from and after the Effective Date, the Existing Note shall be of no force or effect, except to evidence the incurrence of Borrowers’ obligations thereunder; and
     WHEREAS, Borrowers and Bank acknowledge and agree that this Note is the amended and restated promissory note intended to evidence the indebtedness in respect to the Tranche B-3 Advances;
     NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers hereby jointly and severally agree as follows:
PROMISE TO PAY
     FOR VALUE RECEIVED, each of Borrowers, jointly and severally, promises to pay to the order of Bank, at 10 East Main Street, Salineville, Ohio 43945, or such other address as Bank in writing shall provide to TLC, the sum of Twenty-Four Million Eight Hundred Eighty-One Thousand Ninety and 30/100 Dollars ($24,881,090.30) (the “Principal Sum”), together with interest as hereinafter provided and payable at the times and in the manner hereinafter provided. All payments made with respect to this Note shall be made to Bank in immediately available funds.
     This Note is issued pursuant to, and/or is entitled to the benefits of, the Forbearance Agreement; the Credit Agreements; and the Loan Documents.
     This Note amends and restates in its entirety the Existing Note issued by Borrowers (other than the Additional Subsidiaries) to Bank. As of the Effective Date, the Existing Note shall be amended and restated in its entirety by this Note, and the Existing Note shall thereafter be of no further force and effect except to evidence the incurrence of Borrowers’ obligations thereunder. It is expressly understood and agreed by the parties hereto that this Note is not intended to constitute a novation of the obligations and liabilities of Borrowers under any Credit Agreement or the Existing Note and is not a payment of any amounts due from any Borrower.
INTEREST
     (a) Interest shall be calculated and will accrue on the unpaid balance of the Principal Sum at the applicable Interest Rates as provided in the Forbearance Agreement.
     (b) The books and records of Bank, absent manifest error, shall constitute binding and conclusive evidence of the principal balance of the outstanding Principal Sum and other amounts outstanding hereunder, and the date and amount of each payment of principal and interest and applicable Interest Rates and other information with respect thereto.
MANNER OF PAYMENT; PRINCIPAL BALANCE
     (a) Beginning on the initial Payment Date and continuing on each Payment Date thereafter through and including the Tranche B Termination Date (as such terms are defined in the Forbearance Agreement) Borrower shall pay interest and the Principal Sum in the amounts, at the times and in the manner set forth in the Forbearance Agreement.
     (b) In addition to any other amounts due and payable under this Note, Borrowers shall deliver to Bank any other amounts due and payable from time to time under the Forbearance Agreement in respect to the Tranche B Advances and Tranche B Notes.
SECURITY
     This Note is secured by the security interests, assignments, and mortgages granted or referenced in the Credit Agreements, the Forbearance Agreement, and the Loan Documents.
DEFAULT
     If a Forbearance Default has occurred and is continuing, Borrowers shall be obligated to pay Bank interest on the outstanding Principal Sum at the Post-Default Rate (as defined in the Forbearance Agreement). Additionally, upon the occurrence and continuation of a Forbearance Default, the unpaid balance of Principal Sum and all accrued interest may be declared to be due and payable all in the manner, upon the conditions and with the effect provided in the Forbearance Agreement.
GENERAL PROVISIONS
     Each Borrower is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by Bank under this Note, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of each Borrower to accept joint and several liability for all indebtedness, obligations and liabilities evidenced by this Note. Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, as a surety and as a co-debtor, joint and several liability with each other Borrower, with respect to the payment and performance of all of the indebtedness, obligations and liabilities evidenced by this Note, it being the intention of the parties hereto that all of the indebtedness, obligations and liabilities evidenced by this Note shall be the joint and several obligations of each Borrower without preferences or distinction among them. The obligations of each Borrower under this paragraph shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower. The joint and several liability of each Borrower hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any other Borrower or Bank. The provisions of this paragraph are made for the benefit of Bank and its respective successors and assigns, and may be enforced by it from time to time against any or all Borrowers as often as occasion therefore may arise and without requirement on the part of Bank (or its successors or assigns), first to marshal any of its claims or to exercise any of its rights against any other Borrower or to exhaust any remedies available to it against any other Borrower hereunder or to elect any other remedy. The provisions of this paragraph shall remain in effect until all of the indebtedness, obligations and liabilities evidenced by this Note shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect to any indebtedness, obligations or liabilities evidenced by this Note, is rescinded or must otherwise be restored or returned by Bank for any reason, the provisions of this paragraph will forthwith be reinstated in effect, as though such payment had not been made. The obligations of each Borrower under this paragraph constitute the absolute and unconditional, full recourse obligations of each Borrower enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Note or any other circumstances whatsoever. Each Borrower, and any indorser, surety, or guarantor, hereby jointly and severally waives notice of acceptance of its joint and several liability, presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, waives the defenses of impairment of collateral for the obligation evidenced hereby, impairment of a person against whom Bank has any right of recourse, and any defenses of any accommodation maker and consent that without discharging any of them, the time of payment and any other provision of this Note may be extended or modified an unlimited number of times before or after maturity without notice to Borrowers. Each Borrower jointly and severally agrees that it will pay the obligations evidenced hereby, irrespective of any action or lack of action on Bank’s part in connection with the acquisition, perfection, possession, enforcement, disposition, or modification of all the obligations evidenced hereby or any and all security therefore, and no omission or delay on Bank’s part in exercising any right against, or taking any action to collect from or pursue Bank’s remedies against any party hereto will release, discharge, or modify the duties of Borrowers, or any of them, to make payments hereunder. Each Borrower agrees that Bank, without notice to or further consent from any Borrower, may release or modify any collateral, security, guaranty or other document now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Borrowers, or any of them, hereunder. Each Borrower waives any claim or other right which it might now have or hereafter acquire against any other person or entity that is primarily or contingently liable on the obligations that arise from the existence or performance of each Borrower’s obligations under this Note, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Bank or any collateral security which Bank now has or hereafter acquires, whether such claim, remedy or right arises in equity, under contract or statute, at common law, or otherwise.
     No reference herein to the Credit Agreements, the Forbearance Agreement, or the Loan Documents shall alter or impair the obligations of each Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place and at the respective times herein prescribed. Each Borrower promises to pay all costs and expenses, including reasonable attorneys’ fees and disbursements incurred in the collection and enforcement of this Note or any appeal of a judgment rendered thereon.

     Capitalized terms used herein, but not defined herein, shall have the meanings subscribed to such terms as set forth in the Forbearance Agreement.
     The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Note is effective as of the date first appearing above notwithstanding the date it is actually executed.

BORROWERS:

Each Borrower listed on Schedule 1 attached hereto:

By:	/s/ Alexander Gordon Jardin
Name: Alexander Gordon Jardin Title: Chief Executive Officer, as an authorized officer of, and on behalf of, each such Borrower listed on Schedule 1 attached hereto
THE OBLIGATIONS OF THE BORROWERS UNDER THIS SECOND AMENDED AND RESTATED PROMISSORY NOTE ARE GUARANTEED BY FRANKLIN CREDIT MANAGEMENT CORPORATION PURSUANT TO A GUARANTY DATED DECEMBER 28, 2007 IN FAVOR OF THE HUNTINGTON NATIONAL BANK.
REAFFIRMATION AND CONSENT OF GUARANTOR
     The undersigned (“Guarantor”), being a guarantor of the indebtedness of Borrowers party to a certain Forbearance Agreement and Amendment to Credit Agreements, dated as of December 28, 2007, by and among Guarantor, Borrowers, and The Huntington National Bank, successor by merger to Sky Bank (“Bank”), pursuant to one or more certain guaranty agreements in favor of Bank, hereby (i) consents and agrees to be bound by the terms, conditions and execution of the above Second Amended and Restated Promissory Note, (ii) reaffirms each warranty, representation, covenant and agreement made by such Guarantor in one or more guaranty agreements executed and delivered to Bank, and (iii) agrees that such Guarantor’s rights and obligations shall be continuing as provided in each such guaranty agreements and that said guaranty agreements shall remain as written originally and continue in full force and effect in all respects.

FRANKLIN CREDIT MANAGEMENT CORPORATION

By:	/s/ Thomas J. Axon
Name: Thomas J. Axon Title: President
Signature Page to Second Amended and Restated Promissory Note (B-3 Note)

SCHEDULE 1	Tribeca Subsidiaries
TRIBECA LENDING CORP.
TRIBECA L 2005 CORP.
TRIBECA LII 2005 CORP.
TRIBECA LIII 2005 CORP.
TRIBECA LIV 2005 CORP.
TRIBECA LIX 2006 CORP.
TRIBECA LV 2005 CORP.
TRIBECA LVI 2005 CORP.
TRIBECA LVII 2006 CORP.
TRIBECA LVIII 2006 CORP.
TRIBECA LX 2006 CORP.
TRIBECA LXI 2006 CORP.
TRIBECA LXII 2006 CORP.
TRIBECA LXIII 2006 CORP.
TRIBECA LXIV 2006 CORP.
TRIBECA LXIV CORP.
TRIBECA LXIX 2006 CORP.
TRIBECA LXV 2006 CORP.
TRIBECA LXV CORP.
TRIBECA LXVI 2006 CORP.
TRIBECA LXVII 2006 CORP.
TRIBECA LXVIII 2006 CORP.
TRIBECA LXX 2006 CORP.
TRIBECA LXXI 2006 CORP.
TRIBECA LXXII 2006 CORP.
TRIBECA LXXIII 2006 CORP.
TRIBECA LXXIV 2006 CORP.
TRIBECA LXXIX 2007 CORP.
TRIBECA LXXV 2006 CORP.
TRIBECA LXXVI 2006 CORP.
TRIBECA LXXVII 2006 CORP.
TRIBECA LXXVIII 2006 CORP.
TRIBECA LXXX 2007 CORP.
TRIBECA LXXXI 2007 CORP.
TRIBECA LXXXII 2007 CORP.
TRIBECA LXXXIII 2007 CORP.
TRIBECA LXXXIV 2007 CORP.
TRIBECA LXXXIX 2007 CORP.
TRIBECA LXXXV 2007 CORP.
TRIBECA LXXXVI 2007 CORP.
TRIBECA LXXXVII 2007 CORP.
TRIBECA LXXXVIII 2007 CORP.
TRIBECA XC 2007 CORP.
TRIBECA XCI 2007 CORP.
TRIBECA XCII 2007 CORP.
TRIBECA XCIII 2007 CORP.

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SCHEDULE 1	Tribeca Subsidiaries
TRIBECA XCIV 2007 CORP.
TRIBECA XCV 2007 CORP.
TRIBECA XIX 2004 CORP.
TRIBECA XV 2004 CORP.
TRIBECA XVII 2004 CORP.
TRIBECA XVIII 2004 CORP.
TRIBECA XX 2004 CORP.
TRIBECA XXI 2004 CORP.
TRIBECA XXII 2004 CORP.
TRIBECA XXIII 2004 CORP.
TRIBECA XXIV 2004 CORP.
TRIBECA XXIX 2005 CORP.
TRIBECA XXV 2004 CORP.
TRIBECA XXVI 2004 CORP.
TRIBECA XXVII 2004 CORP.
TRIBECA XXVIII 2004 CORP.
TRIBECA XXX 2005 CORP.
TRIBECA XXXI 2005 CORP.
TRIBECA XXXII 2005 CORP.
TRIBECA XXXIII 2005 CORP.
TRIBECA XXXIV 2005 CORP.
TRIBECA XXXIX 2005 CORP.
TRIBECA XXXV 2005 CORP.
TRIBECA XXXVI 2005 CORP.
TRIBECA XXXVII 2005 CORP.
TRIBECA XXXVIII 2005 CORP.
TRIBECA XXXX 2005 CORP.
TRIBECA XXXXI 205 CORP.
TRIBECA XXXXI 2005 CORP.
TRIBECA XXXXII 2005 CORP.
TRIBECA XXXXIII 2005 CORP.
TRIBECA XXXXIV 2005 CORP.
TRIBECA XXXXIX 2005 CORP.
TRIBECA XXXXV 2005 CORP.
TRIBECA XXXXVI 2005 CORP.
TRIBECA XXXXVII 2005 CORP.
TRIBECA XXXXVIII 2005 CORP.
Tribeca XVI 2004 Corp.
Tribeca LI 2005 Corp.

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